UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2014

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) General Electric Company (the “Company”) held its annual meeting of shareowners on April 23, 2014.

(b) The shareowners elected all of the Company’s nominees for director; approved our named executives’ compensation; and ratified the appointment of KPMG LLP as the Company’s independent auditor for 2014.  The shareowners did not approve any of the shareowner proposals, which are listed below.

A.  Election of Directors
	Shares For	Shares Against	Shares Abstain	Non-Votes
1. W. Geoffrey Beattie	5,547,760,370	88,537,721	36,840,561	2,094,427,276
2. John J. Brennan	5,553,309,953	87,256,291	32,572,407	2,094,427,276
3. James I. Cash, Jr.	5,487,697,313	152,856,024	32,585,315	2,094,427,276
4. Francisco D’Souza	5,554,308,528	85,637,047	33,193,076	2,094,427,276
5. Marijn E. Dekkers	5,554,662,373	86,251,767	32,224,511	2,094,427,276
6. Ann M. Fudge	5,509,050,431	132,777,370	31,310,851	2,094,427,276
7. Susan J. Hockfield	5,541,998,491	100,102,792	31,037,369	2,094,427,276
8. Jeffrey R. Immelt	5,356,242,736	265,908,995	50,986,921	2,094,427,276
9. Andrea Jung	5,369,330,198	270,855,048	32,953,406	2,094,427,276
10. Robert W. Lane	5,540,581,984	100,727,484	31,829,184	2,094,427,276
11. Rochelle B. Lazarus	5,467,677,044	174,092,707	31,368,901	2,094,427,276
12. James J. Mulva	5,557,458,731	81,165,117	34,514,804	2,094,427,276
13. James E. Rohr	5,511,865,279	128,485,822	32,787,551	2,094,427,276
14. Mary L. Schapiro	5,552,424,347	90,167,441	30,546,865	2,094,427,276
15. Robert J. Swieringa	5,530,373,801	109,491,736	33,273,114	2,094,427,276
16. James S. Tisch	4,910,204,631	729,986,231	32,947,790	2,094,427,276
17. Douglas A. Warner III	5,482,157,526	159,096,032	31,885,094	2,094,427,276

B.  Management Proposals
	Shares For	Shares Against	Shares Abstain	Non-Votes
1. Advisory Approval of Our Named Executives’ Compensation	5,286,076,566	321,759,992	65,302,094	2,094,427,276
2. Ratification of Selection of Independent Auditor for 2014	7,340,225,847	187,126,020	240,214,061	0

C.  Shareowner Proposals
	Shares For	Shares Against	Shares Abstain	Non-Votes
1. Cumulative Voting	1,476,333,703	4,137,719,429	59,075,519	2,094,437,276
2. Senior Executives Hold Option Shares for Life	181,260,106	5,426,083,261	65,787,285	2,094,435,276
3. Multiple Candidate Elections	180,350,153	5,427,303,629	65,514,870	2,094,397,276
4. Right to Act by Written Consent	1,178,299,393	4,429,511,408	65,327,851	2,094,427,276
5. Cessation of All Stock Options and Bonuses	205,544,588	5,402,737,510	64,856,554	2,094,427,276
6. Sell the Company	77,280,370	5,538,251,927	57,606,356	2,094,427,276

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: April 28, 2014	/s/ Brackett B. Denniston III
Brackett B. Denniston III Senior Vice President, General Counsel and Secretary

(3)